As filed with the Securities and Exchange Commission on December 23, 2010

1933 Act Registration File No. 033-48907

1940 Act File No. 811-58433

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 68	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 68	☒

MARSHALL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code (800) 236-3863

(Name and Address of Agent for Service) John M. Blaser M&I Investment Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin 53202	Copy to: Maureen A. Miller Vedder Price P.C. 222 North LaSalle Street, Suite 2500 Chicago, Illinois 60601

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)
☐	on (date) pursuant to rule 485(b)
☐	60 days after filing pursuant to rule 485(a)(1)
☒	on December 28, 2010 pursuant to rule 485(a)(1)
☐	75 days after filing pursuant to rule 485(a)(2)
☐	on (date) pursuant to rule 485(a)(2)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Marshall Funds

Prospectus	December , 2010

Marshall Intermediate Tax-Free Fund	Institutional Class (Class I) (MIITX)

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC) or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

MARSHALL FUNDS	Institutional Class (Class I)

i

Fund Summary

Marshall Intermediate Tax-Free Fund (Fund)

Investment Objective: To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.30%
Distribution (12b-1) Fees	None
Other Expenses(2)	0.41%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Fund Operating Expenses	0.72%
Fee Waiver and Expense Reimbursement(4)	0.21%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(4)	0.51%

(1)	The Fund’s management fee information in the fee table has been restated. Effective December 27, 2010, the Fund’s management fee was reduced from 0.60% to 0.30%.
(2)	Other Expenses are based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies (each, an “Acquired Fund”). Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.
(4)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.50% for Class I through December 31, 2011. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2011. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$52
3 Years	$209
5 Years	$380
10 Years	$875

Fund Summary (cont.)

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. Municipal securities include debt obligations of states, territories and possessions of the U.S. and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation and municipal bond supply factors. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment goal. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Fund Summary (cont.)

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. Because the Institutional Class shares of the Fund do not have a full calendar year of performance, the following return information shows the historical performance of the Fund’s Investor Class shares (which are offered in a separate prospectus). The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. The Institutional Class shares would have substantially similar returns as the Investor Class shares because they represent interests in the same portfolio of securities and the returns would differ only to the extent that the Institutional Class shares and the Investor Class shares do not have the same expenses. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.marshallfunds.com.

Class Y - Annual Total Returns (calendar years 2000-2009)

The return for the Class Y shares of the Fund from January 1, 2010 through September 30, 2010 was 6.40%.

During the periods shown in the bar chart for the Fund:	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	9/30/2008	(2.08)%

Average Annual Total Returns through 12/31/09

	1 Year	5 Year	10 Year
Class Y
Return Before Taxes	12.86%	4.37%	5.09%
Return After Taxes on Distributions	12.82%	4.21%	5.01%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	4.22%	4.92%

BMB 1-15 (reflects no deduction for fees, expenses or taxes)	8.87%	4.39%	5.42%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	11.36%	3.54%	4.66%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans.

The Barclays Capital Municipal Bond 1-15 Year Blend Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.

The Lipper Intermediate Municipal Debt Funds Index (LIMDI) is an average of the 30 largest mutual funds in this Lipper category.

Fund Summary (cont.)

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. John D. Boritzke and Duane A. McAllister co-manage the Fund. Mr. Boritzke, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception in 1994 and has been employed by the Adviser since November 1983. Mr. McAllister, a Vice President and a Portfolio Manager of the Adviser, has co-managed the Fund since June 2007 and has been employed with the Adviser since 2007.

Purchase and Sale of Fund Shares

To open an account, your first investment must be at least $2 million. An account may be opened with a smaller amount as long as the minimum is reached within 90 days. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Funds. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information Regarding Principal Investment Strategies and Risks

The Fund’s investment objective is non-fundamental. In implementing its investment objective, the Fund may invest in the following securities and use the following transactions and investment techniques as part of its principal investment strategies. Some of these securities, transactions and techniques involve special risks, which are described below. The Fund, which has adopted a fundamental policy to invest at least 80% of its assets in the types of securities suggested by its name, may only change this policy with shareholder approval.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Municipal Securities. Municipal securities, including municipal bonds and notes, are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds. Municipal securities may also be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Fund may invest.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value.

Investment Techniques

Securities Lending. The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause the Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, the Fund may not achieve its investment goal.

Additional Risk Information

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events as noted below.

Investment Ratings. When the Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser will re-evaluate the bond and determine whether the bond should be retained or sold.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA). Securities issued by the Student Loan Marketing Association (Sallie Mae) are supported only by the credit of that agency.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. As noted below, recent market events have caused the markets for some of the securities in which the Fund invests to experience reduced liquidity.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Municipal Securities Risks. Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings and other factors. Local political and economic factors also may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax (including federal AMT). See “Federal Income Tax Information” for additional details.

Sector Risks. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

In addition to the above principal risks, the U.S. and international markets have experienced dramatic volatility, lower valuations and reduced liquidity in recent years. Such market conditions may increase the risks affecting the Fund. Furthermore, although the Fund does not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the Fund’s Adviser believes it is appropriate to do so in light of the Fund’s investment goal. As a result, the Fund may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by the Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed, are taxable to shareholders for federal income tax purposes.

How to Buy Shares

Who Can Invest in the Marshall Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the Marshall Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number . You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Fund determines that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Fund may reject future purchases in that account and any related accounts.

Shares of the Fund are qualified for sale only in the U.S. and its territories and possessions. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy the Institutional Class shares of the Fund on any day the New York Stock Exchange (NYSE) is open for regular session trading. The NYSE is closed on most national holidays and on Good Friday.

When you deliver your transaction request in proper form and it is accepted by the Marshall Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV) for the Institutional Class shares. The NAV is calculated for the Fund at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. All purchase orders received in proper form and accepted by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed.

How is NAV Calculated? The Fund’s NAV per Institutional Class share is the value of a single Institutional Class share. It is computed by totaling the Institutional Class shares’ pro rata share of the value of the Fund’s investments, cash and other assets, subtracting the Institutional Class shares’ pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the Institutional Class shares, then dividing the result by the number of Institutional Class shares outstanding. For purpose of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

In determining the NAV for the Fund, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ.

Equity securities without a reported trade are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board has established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the Fund.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Redemption Fee. Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% if you redeem or exchange shares of the Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in the Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized

How to Buy Shares (cont.)

Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may purchase shares directly from the Fund by completing and mailing the account application and sending your payment to the Fund by check or wire. In connection with opening an account, you will be requested to provide information that will be used by the Fund to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

If you purchase shares of the Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of the Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting Marshall Investor Services (MIS) at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

The Fund reserves the right to reject any purchase request. It is the responsibility of MIS, any Authorized Dealer, or other service provider that has entered into an agreement with the Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Fund’s custodian, normally the next business day after receipt. Checks sent to the Marshall Funds to purchase shares must be made payable to the “Marshall Funds.”

Important Information About Procedures for Opening a New Account. The Fund is required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an account, the Fund must obtain certain personal information, including your full name, address, date of birth, social security number and other information that will allow the Fund to identify you. The Fund also may ask for other identifying documents or information.

If you do not provide this information, the Fund may be unable to open an account for you and your purchase order will not be in proper form. In the event the Fund is unable to verify your identity from the information provided, the Fund may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Fund is not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments

•	To open an account–$2,000,000

Phone 1-800-236-FUND (3863)

•

Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another Marshall Fund having an identical shareholder registration.

How to Buy Shares (cont.)

Fund Purchase Easy Reference Table

Mail

•	To open an account, send your completed account application and check payable to “Marshall Funds” to the following address:

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

•	To add to your existing Fund account, send in your check, payable to “Marshall Funds,” to the same address. Indicate your Fund account number on the check.

Wire

•	Notify MIS and request wire instructions at 1-800-236-FUND (3863).

•	If a new account, fax completed account application to MIS at 1-414-287-8511.

•	Mail a completed account application to the Fund at the address above under “Mail.”

•	Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by telephone and by wire/electronic transfer. You should note that redemptions will be made only on days when the Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through MIS.

Redemption requests for the Fund must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time the Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be wired the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than MIS or Marshall & Ilsley Trust Company N.A. (M&I Trust)), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain distributions or dividends), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Phone 1-800-236-FUND (3863)

•	Contact MIS.

•	If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone.

Wire/Electronic Transfer

•

Upon written request sent to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form:

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

•	Wires of redemption proceeds will only be made on days on which the Fund and the Federal Reserve wire system are open for business.

•	Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

How to Redeem and Exchange Shares (cont.)

Additional Conditions for Redemptions

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund. If those checks are undeliverable and returned to the Fund, the proceeds will be reinvested in shares of the Fund.

Corporate Resolutions. Corporations, trusts and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Fund has reserved the right to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities. This means that the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of the Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange Institutional Class shares of the Fund for Institutional Class shares of any of the other Marshall Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee. See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Marshall Fund with a different shareholder registration. Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public. The exchange privilege may be modified or terminated at any time.

Frequent Traders. The Fund’s management or the Adviser may determine from the amount, frequency and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders. Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Fund, the Adviser and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•	the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of the Fund within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction and involuntary redemptions imposed by the Fund or a

How to Redeem and Exchange Shares (cont.)

financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (e.g., IRA accounts and qualified employee benefit plans), such as disability, hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions and loans. The Fund’s officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Fund seeks to detect and deter market timing activity, its ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Fund may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying or calculating the redemption fee that may differ from those utilized by the Fund’s transfer agent. In addition, the Fund may rely on a financial intermediary’s market timing policy, even if those policies are different from the Fund’s policy, when the Fund believes that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on whether the redemption fee is applied to redemptions or exchanges of your shares.

The Fund may request that financial intermediaries furnish the Fund with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Fund also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Fund’s or their market timing policies. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

Account and Share Information

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including systematic program transactions, dividends and capital gains paid. You may request photocopies of historical confirmations from prior years. The Fund may charge a fee for this service.

Dividends and Capital Gains. Dividends, if any, of the Fund are declared and paid monthly. Dividends are paid to all shareholders invested in the Fund on the record date, which is the date on which a shareholder must officially own shares in order to receive a dividend.

In addition, the Fund distributes net capital gains, if any, at least annually. If capital gains or losses were realized by the Fund, they could result in an increase or decrease in the Fund’s distributions. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in Fund shares and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or dividends on this amount prior to the reinvestment. Dividends and capital gain distributions are treated the same for federal income tax purposes whether received in cash or in additional shares.

If you purchase shares just before the Fund declares a dividend or capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

What are Dividends and Capital Gains? A dividend is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

Multiple Classes. The Marshall Funds have adopted a plan that permits the Fund to offer more than one class of shares. Currently, the Fund offers two classes of shares. All shares of a class of the Fund have equal voting rights and generally will be entitled to vote in the aggregate and not by a class. There may be circumstances, however, when only shareholders of a particular class or a Marshall Fund are entitled to vote on matters affecting that class or fund. Share classes may have different sales charges and other expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Fund sends you an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of investment income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions, determined without regard to the deduction for dividends paid by the Fund), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for taxable years beginning on or before December 31, 2012 for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. Distributions of the Fund’s net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of how long you may have held shares of the Fund. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 15% for taxable years beginning on or before December 31, 2010. Distributions from the Fund are expected to primarily consist of ordinary income.

It is anticipated that the distributions from the Fund will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of the Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. The Fund may invest up to 20% of its assets in securities whose income is subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to tax on any net capital gain realized by the Fund.

Account and Share Information (cont.)

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

Your redemption of Fund shares may result in a taxable gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss. An exchange of Fund shares for shares in any other Marshall Fund generally will be treated for federal tax purposes as a redemption followed by the purchase of shares of the other fund, and thus will generally result in the same tax treatment as a redemption of Fund shares.

If you do not furnish the Fund with your correct social security number or taxpayer identification number, you fail to make certain required certifications and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including tax-exempt interest dividends) and redemption proceeds, currently at a rate of 28% for U.S. citizens and residents. Back-up withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign and local tax considerations.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (SAI).

Marshall Funds, Inc. Information

Management of the Marshall Funds. The Board governs the Fund. The Board oversees the Adviser. The Adviser manages the Fund’s assets, including buying and selling portfolio securities for the Fund. The Adviser’s address is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. As of August 31, 2010 the Adviser had approximately $24.6 billion in assets under management, of which approximately $8.3 billion was in the Marshall Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser has managed the Marshall Funds since 1992 and managed the Newton Funds (predecessors to some of the Marshall Funds) since 1985.

Portfolio Managers. John D. Boritzke and Duane A. McAllister co-manage the Fund and have equal investment decision-making responsibilities with respect to the Fund.

Mr. Boritzke has managed the Fund since its inception in 1994. He also has managed the Marshall Government Money Market Fund and Marshall Prime Money Market Fund since April 2010. He is a Senior Vice President and a Portfolio Manager of the Adviser responsible for tax-exempt fixed income portfolio management. Mr. Boritzke joined the Adviser in November 1983. Mr. Boritzke has been a member of the Adviser’s Fixed Income Policy Group since 1985 and has been the Director of the Group since 1998. He is a Chartered Financial Analyst and holds an M.B.A. degree and a B.S. degree from Marquette University.

Mr. McAllister has co-managed the Fund since June 2007. He also has co-managed the Marshall Ultra Short Tax-Free Fund since its inception in October 2009. Mr. McAllister, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2007. Prior to joining the Adviser, Mr. McAllister served in investment management positions with Belle Haven Investments, LP, Wells Fargo Funds Management, LLC, Strong Capital Management, Inc., AAL Capital Management Co., and The Northern Trust Co. He holds a B.S. degree from Northern Illinois University, and is a member of the CFA Institute and the CFA Society of Milwaukee, Inc.

The Fund’s SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

Advisory Fees. The Adviser is entitled to receive from the Fund an investment advisory fee equal to a percentage of the Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints, listed in the following table.

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Intermediate Tax-Free*	0.30	0.29	0.20	0.15

*	Effective December 27, 2010. Prior thereto, the INTERMEDIATE TAX FREE FUND’S advisory fee and breakpoints were equal to the percentages listed in the following table:

Advisory Fee (as % of the Fund’s ADNA)
on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
0.60%	0.59%	0.50%	0.45%

The following table reflects the investment advisory fee paid by the Fund, as a percentage of the Fund’s ADNA, during the fiscal year ended August 31, 2010, after taking into effect breakpoints and/or voluntary waivers by the Adviser during the period.

Fund	Advisory Fee Received in Fiscal 2010
Intermediate Tax-Free Fund	0.30%

The Adviser has the discretion to voluntarily waive a portion of its fee for the Fund. Any such waiver by the Adviser is voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.50% of the ADNA of the Institutional Class of the Fund (the “Expense Limit”). The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

Marshall Funds, Inc. Information (cont.)

The Fund’s August 31, 2010 Annual Report contains the Board’s basis for approving the investment advisory contract on behalf of the Fund.

Affiliate Services and Fees. M&I Trust, an affiliate of the Adviser, provides services to the Fund as custodian of the assets, shareholder services agent, securities lending agent, recordkeeper and administrator directly and through its division, MIS. The custody fees are calculated at the annual rate of 0.02% on the first $250 million of the Fund’s ADNA plus 0.01% of assets exceeding $250 million. M&I Trust has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion. As compensation for its services as securities lending agent, M&I Trust receives a portion of the Fund’s revenues from securities lending activities.

M&I Trust is the administrator of the Fund and UMB Fund Services, Inc. (UMB) is the sub-administrator.

M&I Trust, as administrator, is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA

0.0925%	on the first $250 million
0.0850	on the next $250 million
0.0800	on the next $200 million
0.0400	on the next $100 million
0.0200	on the next $200 million
0.0100	on ADNA in excess of $1.0 billion

All fees of the sub-administrator are paid by M&I Trust.

Payments to Financial Intermediaries. From time to time, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform recordkeeping, administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, M&I Trust, M&I Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as M&I Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Fund and for other services. These payments may vary in amounts and generally range from 0.05% to 0.40%. For its services, M&I Financial Advisors may receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. M&I Distributors, LLC (MID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Fund’s shares. All fees of the distributor are paid by M&I Trust. MID is an affiliate of the Adviser and M&I Trust.

Financial Highlights

The Institutional Class shares of the Fund are new and do not have an operating history. Information, when available, will be included in the Fund’s next financial report.

The SAI is incorporated by reference into this Prospectus. Additional information about the Fund’s investments is contained in the SAI and the Annual and Semi-Annual Reports of the Fund.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call MIS at 1-414-287-8555 or at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the Marshall Funds’ website at www.marshallfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-1520

publicinfo@sec.gov

1-202-551-8090

Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Marshall Investor Services

P.O. Box 1348

Milwaukee, WI 53201-1348

1-414-287-8555

1-800-236-FUND (3863)

Internet address: www.marshallfunds.com

Not FDIC Insured	No Bank Guarantee	May Lose Value

M&I Distributors, LLC Distributor	Investment Company Act File No. 811-58433

Marshall Funds, Inc.

Statement of Additional Information

December , 2010

Marshall Intermediate Tax-Free Fund (Fund)

Institutional Class (Class I)	(MIITX)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectus for the Fund dated December 27, 2010. This SAI incorporates by reference the financial statements from the fund’s August 31, 2010 Annual Report. You may obtain the Prospectus and Annual Report without charge by calling Marshall Investor Services (MIS) at 1-800-236-FUND (3863), or you can visit the Marshall Funds’ website at http://www.marshallfunds.com.

P.O. Box 1348, Milwaukee, Wisconsin 53201-1348

M&I DISTRIBUTORS, LLC

Distributor

i

HOW is THE FUND ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Fund is a diversified portfolio of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation consists of nineteen separate series, one of which is discussed in this SAI.

The Board of Directors of the Corporation (Board) has established Investor Class (Class Y) shares and Institutional Class (Class I) shares with respect to the Fund. This SAI pertains to the Class I shares of the Fund.

The Fund’s investment adviser is M&I Investment Management Corp. (Adviser).

This SAI contains additional information about the Corporation and the Fund. This SAI uses the same terms as defined in the Fund’s Prospectus.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the Prospectus and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology and provide that the Prospectus and SAI may use the meanings assigned the terms in such documents.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s securities and investment techniques that are described in the Prospectus.

Recent Market Events

U.S. and international markets have experienced dramatic volatility in recent years. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the following securities.

Asset-Backed/Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-Backed Securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Fund may borrow money directly or through reverse repurchase agreements (as described below) in amounts up to one-third of total assets and pledge some assets as collateral. If the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by the Fund will involve special risk considerations, including that the Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which the Fund may borrow money for temporary or emergency purposes. The Fund pays a portion of the commitment fee to the bank in order for the line of credit to be available.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund. A fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser believes that certain Section 4(2) commercial paper and certain other restricted securities that meet the Board’s criteria for liquidity are liquid. Section 4(2) commercial paper and restricted securities that the Adviser has determined to be liquid are not subject to the Fund’s investment limitation applicable to illiquid securities.

Concentration. The Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”).

Convertible Securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the Fund holds fixed income securities convertible into shares of common stock at a conversion price of $10 per share, and the shares have a market value of $12, the Fund could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Fund may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature, in which case liquidity is also affected.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative instruments (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Fund, in pursuing its objective and to the extent specified herein or in its Prospectus, may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. The Fund may invest in structured notes. The Fund may invest in other types of financial instruments that are not currently available but that may be developed in the future.

The Fund may use financial futures contracts and options as tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Fund in order to achieve the portfolio’s duration targets because it reduces transaction costs to the Fund. In addition, the use of financial futures contracts and related options permits the Fund’s portfolio managers to react in a more timely manner to changes in interest rates.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for the Fund, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or to the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

The Fund may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes.

An interest rate, commodity, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase or write call futures options and put futures options, to the extent specified herein or in its Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission, neither the Corporation nor the Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (CEA), and they are not subject to registration or regulation as such under that Act.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Options. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Fund’s use of financial futures and options may not always be a successful strategy and using them could lower the Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by the Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Fund to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. The Fund may, to the extent specified herein or in its Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase or a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid in accordance with procedures established by the Board, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

The Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Additional Risks of Futures Contracts and Options. Futures contracts and options on securities and futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. The Fund also may enter into options on swap agreements (swap options).

The Fund may enter into swap transactions for any legal purpose consistent with its investment goal and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment goal will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code for qualification as a regulated investment company may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent the Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets in hybrid instruments at time of investment.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions where the Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are to be announced mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause the Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Fund invests may be redeemed by the issuer before maturity. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, the Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist.

High Yield Securities are securities rated below investment grade. The Fund may hold high yield securities if securities it holds are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this SAI for a discussion of securities ratings.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. High yield securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Interfund Borrowing and Lending. The Securities and Exchange Commission (SEC) has granted an order permitting the Fund to participate in the Corporation’s interfund lending program. This program would allow the Fund to lend cash to and borrow cash from other Marshall Funds for temporary purposes. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Marshall Funds money market fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Fund. The Fund may participate in the program only if its participation is consistent with the Fund’s investment polices and limitations.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities. When the Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. As a lending fund, the Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Fund currently lends its portfolio securities through Marshall & Ilsley Trust Company N.A. (M&I Trust), as agent. The Fund and M&I Trust have received an order from the SEC that permits M&I Trust to charge, and the Fund to pay, market-based compensation for M&I Trust’s services as securities lending agent.

Securities Lending Risks. When the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment.

General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Fund may invest in bonds subject to the federal AMT. The Fund is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Fundamental Limitations—Tax Exempt Obligations”).

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and

•	participation, trust and partnership interests in any of the foregoing obligations.

Municipal Leases. The Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by a municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to the Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by the Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining the Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Geographic Diversification of the investments of the Fund is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities and school districts as well as some revenue issues which meet that Fund’s acceptable quality criteria.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. The Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Fund also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under Foreign Securities, above.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, the Fund may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, and securities of other investment companies investing in short-term debt securities. The Fund’s temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risk. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). In September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency, a newly created independent regulator, with a stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The obligations of Fannie Mae and Freddie Mac are guaranteed obligations of the U.S. government while the entities remain in conservatorship. No assurance can be given that the U.S. Treasury initiatives will be successful. In addition, some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

INVESTMENT POLICIES AND LIMITATIONS

With respect to the Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by the Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities except that the Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Fund is permitted to enter into futures contracts, options or forward contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities

The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may purchase and sell futures contracts and related options.*

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Under this limitation, the Fund will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

Concentration of Investments

The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, the Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

*	The first sentence of this paragraph refers to physical commodities and contracts related to physical commodities; the second sentence refers to financial futures contracts and related options. There is no fundamental investment limitation regarding the Fund’s purchase or sale of financial futures contracts or related options.

Underwriting

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

Tax Exempt Obligations

The Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined by the Adviser to be liquid in accordance with procedures established by the Board.

Purchasing Securities to Exercise Control

The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

Investing in Options

Except for bona fide hedging purposes, the Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

The Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

The Fund will not write call options in excess of 25% of the value of its total assets.

VALUATION OF SECURITIES

Portfolio securities of the Fund are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	for municipal bonds, by an independent pricing service;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith in accordance with procedures approved by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate.

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares of each class of the Fund are sold at their net asset value on days the NYSE is open for business. The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

M&I Distributors, LLC (MID), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Fund’s shares (the Distributor). Under a Distribution Agreement with the Fund, MID offers the Fund’s shares on a continuous, best-efforts basis. MID is an affiliate of the Adviser and M&I Trust.

HOW TO BUY SHARES

Exchanging Securities for Shares

A shareholder may contact the Fund to request a purchase of shares in an exchange for securities owned by the shareholder. The Fund reserves the right to determine whether to accept the securities and the minimum market value to accept. The Fund will value the securities in the same manner as it values its assets. This exchange is treated as a sale of a shareholder’s securities for federal income tax purposes.

Redemption In Kind

Although the Fund intends to pay share redemptions in cash, the Fund reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its net asset value. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Fund has adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of the Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of the Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund. All shares of the Fund or class in the Corporation have equal voting rights, except that only shares of the Fund or class are entitled to vote on matters affecting the Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided under former WBCL Section 180.0622(2)(b) with respect to certain obligations incurred by the Corporation prior to June 14, 2006. Former Section 180.0622(2)(b) of the WBCL provided that holders of common stock of a corporation could be assessed up to the par value of their shares to satisfy the obligations of the corporation to its employees for services performed for the corporation, but not exceeding six months’ service in any one case. Certain Wisconsin courts interpreted “par value” to mean the full amount paid upon the purchase of shares of common stock. Pursuant to 2005 Wisconsin Act 474, Section 180.0622(2)(b) of the WBCL was repealed effective June 14, 2006 and is not applicable to obligations incurred by the Corporation on or after such date. Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock.

Control Persons and Principal Shareholders

As of December 1, 2010, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of the Fund’s outstanding class of shares:

Fund Name	Class	Name and Address	Number of Shares	Percent of Class

Intermediate Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account 101 Montgomery St San Francisco CA 94104-4151	11,117,861.5	26%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Milwaukee WI 53224-3638	13,122,774.7	31%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	3,534,675.9	8%

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of November 30, 2010, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of the Fund’s outstanding shares.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

The Fund intends to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

To the extent that the Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions. In the event the Fund fails to qualify as a regulated investment company under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by the Fund.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations, because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions, if any, in forward contracts, options, futures contracts and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. These Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a  60/40 gain or loss.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives. As a result, the Fund may be required to limit its investments in such transactions and it is also possible that the Internal Revenue Service (IRS) may not agree with the Fund’s treatment of such transactions. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a regulated investment company. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues income or other receivables or accrues expenses or other liability denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If the Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

Shareholders will be subject to federal income tax on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions of net investment income (including any net short-term capital gain in excess of any net long-term capital loss), other than “qualified dividend income,” if any, will be taxable to shareholders as ordinary income. For taxable years beginning prior to January 1, 2013 , distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), by the Fund to its noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at a maximum federal income tax rate of 15%, without regard to how long a shareholder has held shares of the Fund. Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after 2012 and will be replaced by a maximum federal income tax rate on net capital gains of 20%. Dividends paid by the Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund’s shareholders. Because no portion of the income of the Fund will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by the Fund are not expected to be eligible for qualified dividend income treatment when paid to noncorporate shareholders or qualify for the dividends received deduction available to corporate shareholders.

Dividend income received by the Fund and distributed to the Fund shareholder may not be treated as qualified dividend income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

To the extent the Fund is unable to use its capital losses, it may be entitled to a capital loss carry-forward, which may reduce the taxable gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future.

Distributions declared by the Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such a period, as short-term capital gain or loss. Any loss on the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale or exchange of shares will be disallowed if the shareholder acquires other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Tax-Exempt Funds

The Fund intends to qualify to pay “exempt interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Section 103(a) of the Code. So long as this and certain other requirements are met, dividends consisting of the Fund’s net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, receipt of certain exempt interest dividends may have federal alternative minimum tax consequences. Distributions of net investment income received by the Fund from taxable securities or from net short-term capital gains, if any, realized by the Fund will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Fund. Distributions of net capital gain, if any, realized by the Fund will be taxable to shareholders at long-term capital gain rates. Gains of the Fund that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.

Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Fund is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. If a shareholder receives exempt interest dividends with respect to any share of the Fund and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt interest dividends. In addition, the Code may require a shareholder who receives exempt interest dividends to treat as taxable income a portion of certain social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Fund. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all dividends received from the Fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt interest dividends and distributions also may affect a foreign corporate shareholder’s federal “branch profits” tax liability, and an S corporation shareholder’s federal tax on “passive investment income.”

Dividends may be subject to state and local taxation despite their status as exempt interest dividends for federal income tax purposes. As a result, shareholders of the Fund should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

Issuers of securities purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.

Foreign Taxation

Any income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from the Fund (including exempt interest dividends) and on redemptions of Fund shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish the Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in applicable IRS rules and regulations. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

DIRECTORS AND OFFICERS

Directors

The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Each director with two asterisks (**) is deemed to be an “interested person,” as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Marshall Funds are referred to in this SAI as “independent directors.” The Corporation currently offers 19 separate portfolios or funds. Information in the following table is as of November 30, 2010 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

John M. Blaser** Age: 54	Director and President	Since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (M&I Trust) since 1998.	19	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Kenneth C. Krei** Age: 61	Director	Since July 2004	Chairman of M&I Financial Advisors, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (M&I Corp.) (a bank holding company) since July 2003.	19	None

*	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
**	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and M&I Corp.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Larry D. Armel Age: 68	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	19	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Ridge A. Braunschweig Age: 57	Independent Director	Since October 2009	Executive Vice President, Chief Financial Officer and Treasurer, since 2000; Vice President of Finance (1985-2000); Controller and Treasurer (1983-1985); Assistant to the President (1981-1983), CPL Industries, Inc. (manufacturing holding company prior to May, 2009; family office since May, 2009)	19	None

Benjamin M. Cutler Age: 66	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2002.	19	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

John A. Lubs Age: 63	Independent Director	Since July 2004	Consultant to Family Board Members Mason Companies, Inc., since 2010; Vice Chairman, Mason Companies, Inc. (a footwear distributor), October 2004 to July 2010; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	19	None

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

James Mitchell Age: 63	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007.	19	None

Barbara J. Pope Age: 62	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	19	None

Some of the independent directors, personally or through business relationships, have banking, investment management, custodial or borrowing relationships with the M&I Bank, M&I Trust and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of November 30, 2010.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Timothy M. Bonin Age: 37	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.

John D. Boritzke Age: 54	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.

Julie A. D’Angelo Age: 40	Secretary	Elected by the Board annually; since April 2010	Vice President and Securities Counsel of the Adviser and M&I Trust since 2009; Associate, Foley & Lardner LLP (a law firm), 2002-2009.

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephen R. Oliver Age: 59	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Director and Vice President of M&I Distributors, LLC, since 2007; Vice President of M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds, from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds, from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company), from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance company) and President, Gold Reinsurance Company Ltd. (reinsurance company), from December 2001 to March 2006.

Board of Directors

The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the year ended August 31, 2010, the Board held eight meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the Funds overseen by the Board and the nature of the Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance and investment strategies and limitations and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm and counsel to the Funds and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The independent directors also meets quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2010, the Audit Committee held four meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2010, the Nominating and Governance Committee held three meetings.

The Board has also established a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a director of the Corporation.

Generally, each director’s professional, business and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006. The Board also considered his professional and financial industry experience serving as an executive, counsel and director of various fund complexes. The Board considered the executive, regulatory, investment and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Vice President of the Adviser and M&I Trust since 1998. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Braunschweig has served as a director since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditor experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a director since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Krei has served as a director since 2004, Chairman of M&I Financial Advisors, Inc. since January 2005, Director and Chief Executive Officer of the Adviser since July 2003, Director, President and Chief Executive Officer of M&I Trust since July 2003 and Senior Vice President of M&I Corp. since July 2003. The Board also considered his professional experience serving in various executive positions within the financial industry. The Board considered the executive, investment and operations experience that Mr. Krei gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Krei’s positions with the Adviser and M&I Trust, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Lubs has served as a director since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a director of St. Francis Hospital and of North Bay Trading Co. The Board also considered the executive, financial and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director since 1999, and that she serves as chair of the Audit Committee and the Nominating and Governance Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

The Corporation pays each independent director an aggregate annual fee of $50,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the compensation paid to the directors by the Corporation for the fiscal year ended August 31, 2010.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)

Larry D. Armel	$50,000	$50,000
Ridge A. Braunschweig	$50,000	$50,000
Benjamin M. Cutler	$50,000	$50,000
John A. Lubs	$50,000	$50,000
James Mitchell	$50,000	$50,000
Barbara J. Pope	$50,000	$50,000

(1)	The Marshall Funds Complex consists of 19 funds as of the date of this SAI. Each fund pays an equal portion of the total compensation received by each independent director.

Board Ownership of Shares in the Fund and in the Marshall Funds Family of Investment Companies as of December 31, 2009

Name of Director	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies

Larry D. Armel	None	Over $100,000

John M. Blaser	Over $100,000	Over $100,000

Ridge A. Braunschweig	None	Over $100,000

Benjamin M. Cutler	None	Over $100,000

Name of Director	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies

Kenneth C. Krei	Over $100,000	Over $100,000

John A. Lubs	None	$50,001-$100,000

James Mitchell	None	Over $100,000

Barbara J. Pope	None	Over $100,000

Adviser to the Fund

The Fund’s investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin. The Adviser conducts investment research and makes investment decisions for the Fund. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a bank holding company headquartered in Milwaukee, Wisconsin. The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, the Fund pays the Adviser, on a monthly basis, an annual management fee of 0.30% based on the percentage of the average daily net assets of the Fund (ADNA). Prior to December 27, 2010, Intermediate Tax-Free’s advisory fee was equal to 0.60% of the average daily net assets of the Fund.

The Corporation and the Adviser have implemented a fee reduction schedule for the management fee charged to the Fund effective December 27, 2010. The Fund’s management fee is subject to the breakpoints listed in the following table:

	Advisory Fee (as % of the Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Intermediate Tax-Free	0.30	0.29	0.20	0.15

From November 1, 2007 to December 27, 2010, the advisory fee for the Intermediate Tax-Free was subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
	on the first	on the next	on the next	in excess of
Fund	$500 million	$200 million	$100 million	$800 million
Intermediate Tax-Free	0.60%	0.59%	0.50%	0.45%

The Adviser may voluntarily waive any portion of its management fee for the Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion. The Adviser has agreed to waive or reduce its management fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.50% of the average daily net assets of Class I of the Fund. Acquired Fund Fees and Expenses are excluded from the Expense Limit. The Adviser may not terminate this arrangement prior to December 31, 2011 unless the investment advisory agreement is terminated.

For the fiscal periods ended August 31, 2010, 2009 and 2008, the Adviser was entitled to receive the management fees shown below. During those same periods, the Adviser and/or its affiliates voluntarily waived or reimbursed the amounts shown below.

	Management Fee/Fees Waived and Expenses Reimbursed
	For the Fiscal Year Ended
Fund	2010	2009	2008
Intermediate Tax-Free	$1,561,093/$789,335	$626,963/$366,044	$515,672/$296,767

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Fund’s Prospectus, the portfolio managers listed below are jointly responsible for the day-to-day management of the Fund.

Other Accounts Managed by the Portfolio Managers As of August 31, 2010

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager					Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets ($)	Number		Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)

John D. Boritzke	—	—	3	*	139 million	—	—	232	868 million	—	—

Duane A. McAllister	—	—	3	*	139 million	—	—	232	868 million	—	—

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of its clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

Compensation of Portfolio Managers

Compensation for the Adviser’s portfolio managers generally consists of a base salary, a performance bonus and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on his level of experience and responsibilities in accordance with industry standards and competitive factors. A portfolio manager’s performance bonus is determined primarily in relation to the pre-tax investment performance of the accounts, including the Fund, under his management. Performance is measured relative to the long- and short-term performance of an index assigned to each fund and account, measured on a one- and three-year basis, with greater weight given to long-term performance. With respect to the portion of compensation received for managing the Fund, each portfolio manager’s performance is measured against the Lipper Intermediate Municipal Debt Funds Index.

In addition, portfolio managers are eligible to participate in a bonus pool, which is based on the percentage of revenues generated by the assets managed by the Adviser. Payments under the bonus pool are discretionary as determined by the Adviser’s Chief Investment Officer and Director of Equity Research or Director of Fixed Income Research, as applicable. The Chief Investment Officer also may authorize additional incentive compensation to certain portfolio managers who provide significant assistance to the Adviser in creating new institutional investor relationships. In order to attract and retain experienced and talented individuals, the Adviser also may offer certain portfolio managers stock options in Marshall & Ilsley Corporation, the Adviser’s parent company, and/or certain perquisites, such as reimbursement of club membership dues. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

Ownership of Fund Shares by Portfolio Managers

As of August 31, 2010, the portfolio managers beneficially owned shares of the Fund having a value within the range shown below.

Portfolio Manager	Dollar Range of Shares Owned
John D. Boritzke	$10,001 - $50,000
Duane A. McAllister	$10,001 - $50,000

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Fund’s portfolios to the Adviser.

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted to a company’s shareholders for vote. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote in accordance with the recommendation of the issuer’s board of directors. Routine matters include, but are not limited to, proposals to approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms; and compensation or salary levels for employees and/or directors that appear to be consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans, except that the Adviser will require management to provide substantial justification for repricing of options in order to vote for such proposal.

On matters of corporate governance, generally the Adviser will vote for proposals to permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and opt-out of state takeover statutes. The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Trust Investment Committee, comprised of the members of the Adviser and M&I Trust, has appointed a Proxy Officer who has the authority to vote proxies pursuant to the proxy voting policy. The Proxy Officer will direct proposals that he or she is unable to determine how to vote or where there has been a recommendation not to vote in accordance with a predetermined policy to the Proxy Voting Committee of M&I Trust. The Proxy Voting Committee may refer any matter that it is uncertain how to vote to the Trust Investment Committee for a final decision.

The Adviser’s proxy voting procedures permit the Proxy Voting Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

Proxy Voting Record

The Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and file it with the SEC by August 31. The Fund’s proxy voting record is available without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party on a selective basis, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser and M&I Trust. Pursuant to the Disclosure Policy, the Corporation may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

As required by SEC regulations, the Corporation will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•

The Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Fund’s service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent registered public accounting firm, legal counsel and financial printer, in connection with the fulfillment of their duties to the Fund and the Corporation;

•	The Fund’s portfolio holdings as of each month end are disclosed on the Fund’s website at http://www.marshallfunds.com no earlier than five days after month end;

•	The Fund’s portfolio holdings as of each month end are disclosed to certain approved institutional databases following the posting of the holdings on the Fund’s website as described above;

•	Portfolio holdings of the Fund as of a particular month end may be provided to portfolio managers of M&I Trust in connection with presentations to M&I Trust’s existing clients.

•	Portfolio holdings are provided to rating agencies that rate a Fund as required by the rating agency.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law which prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Fund, the Adviser or M&I Trust in connection with the disclosure of portfolio holdings in accordance with this policy. The Fund’s Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including all of the Marshall Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The following table shows aggregate total commissions paid by the Fund to brokers that provide brokerage and research services to the Adviser and the aggregate principal value of the transactions for the fiscal year ended August 31, 2010.

Fund	Brokerage Commissions Paid to Brokers Who Provide Brokerage and Research Services	Principal Value of Transactions
Intermediate Tax-Free	—	—

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund, the other Marshall Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other Marshall Funds, and between the Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

For the fiscal years ended August 31, 2010, 2009 and 2008, the Fund paid the following brokerage commissions.

	For the fiscal year ended August 31
Fund	2010	2009	2008
Intermediate Tax-Free	$1,577	$396	$—

During the fiscal year ended August 31, 2010, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

INFORMATION ABOUT THE FUND’S SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, the Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator

M&I Trust is the administrator of the Fund. M&I Trust is entitled to receive fees from the Fund at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

For the fiscal periods ended August 31, 2010, 2009 and 2008, the administrator was paid (net of waivers) the following fees.

	For the fiscal year ended August 31
Fund	2010	2009	2008
Intermediate Tax-Free	237,534	$96,657	$79,465

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	preparation, negotiation and administration of contracts on behalf of the Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development and operation of the Fund; and

•	provision of advice to the Fund and the Board.

Sub-Administrator

UMBFS is the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

reviewing and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	drafting and reviewing of the Fund’s annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent registered public accounting firm and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Fund; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to the Fund, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $200 million	0.0090%
Next $200 million	0.0085
Next $200 million	0.0075
Next $200 million	0.0065
Next $200 million	0.0055
Next $200 million	0.0045
Over $1.2 billion	0.0035

For the fiscal periods ended August 31, 2010, 2009 and 2008, the administrator paid UMBFS in the aggregate $556,689, $541,713 and $678,521, respectively, under the Sub-Administration Agreement.

Securities Lending

The Fund will pay a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. For the fiscal year ended August 31, 2010, the Fund did not pay any securities lending fees.

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the level of the Fund’s average net assets for the period plus out-of-pocket expenses.

The Fund may pay amounts to third parties, such as banks, broker-dealers or affiliated entities, including M&I Trust, that provide recordkeeping services, shareholder servicing and/or other administrative services to the Fund.

Fund Accountants

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin, provides fund accounting services to the Fund. For its services, UMBFS receives a fee based on net assets of the Fund.

Custodians

M&I Trust, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is a custodian for the securities and cash of the Fund. For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of the Fund’s average aggregate daily net assets.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, when available, the total return of the Class I shares of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended August 31, 2010 are incorporated herein by reference from the Fund’s Annual Report dated August 31, 2010. A copy of the Annual Report may be obtained without charge by contacting MIS at the address located on the back cover of the SAI or by calling MIS at 1-414-287-8555 or 1-800-236-FUND (3863).

appendix

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’ , ‘B-2’ , and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-term vs. Long-term Ratings

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ , or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’ denotes that Fitch Ratings does not publicly rate the associated issuer or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx)	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the creditworthiness is particularly strong, a “+” is added to the assigned rating.

F2(xxx)	Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)	Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)	Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)	Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

•	Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) also may be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ , or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)	‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)	‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx)	‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)	‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)	‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)	‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)	These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

E(xxx)	Adequate information is not available to meet the obligations of the rating. This category is used as a downgrade when the previous rating is suspended due to a lack of documentation from the issuer necessary to continue surveillance and maintain the rating.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

ADDRESSES

The Fund:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser:

M&I Investment Management Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Custodian and Administrator:

Marshall & Ilsley Trust Company N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Sub-Administrator and Portfolio Accounting Services Agent:

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233

Shareholder Servicing Agent:

Marshall Investor Services, a division of

Marshall & Ilsley Trust Company N.A.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Legal Counsel:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

One North Wacker

Chicago, Illinois 60606

Marshall Investor Services

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

414-287-8555 or 1-800-236-FUND (3863)

Internet address: http:www.marshallfunds.com

MARSHALL FUNDS, INC.

PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Articles of Incorporation dated July 30, 1992[5]

(a)(2)	Amendment No. 1 to Articles of Incorporation dated August 11, 1992[5]

(a)(3)	Amendment No. 2 to Articles of Incorporation dated September 14, 1992[5]

(a)(4)	Amendment No. 3 to Articles of Incorporation dated April 23, 1993[5]

(a)(5)	Amendment No. 4 to Articles of Incorporation dated November 1, 1993[3]

(a)(6)	Amendment No. 5 to Articles of Incorporation dated July 25, 1994[5]

(a)(7)	Amendment No. 6 to Articles of Incorporation dated October 24, 1994[7]

(a)(8)	Amendment No. 7 to Articles of Incorporation dated July 22, 1996[8]

(a)(9)	Amendment No. 8 to Articles of Incorporation dated April 28, 1997[9]

(a)(10)	Amendment No. 9 to Articles of Incorporation dated October 26, 1998[10]

(a)(11)	Amendment No. 10 to Articles of Incorporation dated June 7, 1999[11]

(a)(12)	Amendment No. 11 to Articles of Incorporation dated January 31, 2000[12]

(a)(13)	Amendment No. 12 to Articles of Incorporation dated July 10, 2000[13]

(a)(14)	Amendment No. 13 to Articles of Incorporation dated February 26, 2004[18]

(a)(15)	Amendment No. 14 to Articles of Incorporation dated July 30, 2004[18]

(a)(16)	Amendment No. 15 to Articles of Incorporation dated June 21, 2005[20]

(a)(17)	Amendment No. 16 to Articles of Incorporation dated October 26, 2005[20]

(a)(18)	Amendment No. 17 to Articles of Incorporation dated May 7, 2007[22]

(a)(19)	Amendment No. 18 to Articles of Incorporation dated January 29, 2008[24]

(a)(20)	Amendment No. 19 to Articles of Incorporation dated December 11, 2008[26]

(a)(21)	Amendment No. 20 to Articles of Incorporation dated July 15, 2009[27]

(a)(22)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010[30]

(a)(23)	Amendment No. 22 to Articles of Incorporation dated November 30, 2010[31]

(a)(24)	Amendment No. 23 to Articles of Incorporation dated [3][2]

(b)	By-Laws As Amended and Restated through July 8, 2009[27]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d)(1)	Investment Advisory Contract with M&I Investment Management Corp. dated October 1, 1992[29]

(d)(2)	Amendment No. 1 to Exhibit A of Investment Advisory Contract dated May 1, 2000[12]

(d)(3)	Amendment No. 1 to Exhibit B of Investment Advisory Contract dated May 29, 2007[22]

(d)(4)	Amendment No. 1 to Exhibit E of Investment Advisory Contract dated May 29, 2007[22]

(d)(5)	Amendment No. 1 to Exhibit F of Investment Advisory Contract dated May 29, 2007[22]

(d)(6)	Exhibit H to Investment Advisory Contract dated April 26, 1993[29]

(d)(7)	Exhibit I to Investment Advisory Contract dated April 26, 1993[29]

(d)(8)	Exhibit J to Investment Advisory Contract dated April 26, 1993[29]

(d)(9)	Exhibit L to Investment Advisory Contract dated November 1, 1993[4]

(d)(10)	Exhibit M to Investment Advisory Contract dated August 1, 1994[7]

(d)(11)	Exhibit N to Investment Advisory Contract dated August 1, 1996[8]

(d)(12)	Exhibit O to Investment Advisory Contract dated December 1, 2003[16]

(d)(13)	Exhibit P to Investment Advisory Contract dated May 29, 2007[22]

(d)(14)	Exhibit Q to Investment Advisory Contract dated December 15, 2008[26]

(d)(15)	Exhibit R to Investment Advisory Contract dated December 15, 2008[26]

(d)(16)	Exhibit S to Investment Advisory Contract dated December 15, 2008[26]

(d)(17)	Exhibit T to Investment Advisory Contract dated August 5, 2009[29]

(d)(18)	Exhibit U to Investment Advisory Contract dated August 4, 2010[30]

(d)(19)	Exhibit V to Investment Advisory Contract dated [3][2]

(d)(19)	Amendment to Investment Advisory Contract dated June 15, 2001[14]

(d)(20)	Form of Amendment to Investment Advisory Contract dated December , 2010#

(d)(21)	Amendment to Investment Advisory Contract dated July 1, 2008[25]

(d)(22)	Amendment to Investment Advisory Contract dated December 15, 2008[26]

(d)(23)	Form of Sub-Advisory Agreement with Acadian Asset Management dated September 1, 2005[19]

(d)(24)	Form of Sub-Advisory Agreement with Trilogy Global Advisors, LP19

(d)(25)	Form of Sub-Advisory Agreement with Trilogy Global Advisors, LP26

(d)(26)	Form of Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC dated December 15, 2008[26]

(e)(1)	Distribution Agreement with M&I Distributors, LLC dated September 2, 2008[25]

2

(e)(2)	Amended and Restated Schedule A to Distribution Agreement dated [32]

(f)	Bonus or Profit Sharing Contracts—None

(g)(1)	Custodian Contract with Marshall & Ilsley Trust Company dated April 26, 1993[4]

(g)(2)	Amendment to Custodian Contract dated November 1, 1995[20]

(g)(3)	Amendment to Custodian Contract dated November 1, 2000[20]

(g)(4)	Amendment to Custodian Contract dated June 22, 2001[14]

(g)(5)	Custodian Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) for Marshall International Stock Fund dated September 1, 2004[18]

(g)(6)	Amendment to Custodian Agreement dated December 1, 2008[26]

(h)(1)	Administrative Services Agreement with M&I Trust Company dated January 1, 2000 and Amendment No. 1 to Administrative Services Agreement dated September 15, 2000[15]

(h)(2)	Amendment to Administrative Services Agreement dated June 22, 2001[14]

(h)(3)	Amendment to Administrative Services Agreement dated November 1, 2007[23]

(h)(4)	Amendment to Administrative Services Agreement dated July 1, 2008[25]

(h)(5)	Sub-Administration Agreement with UMB Fund Services, Inc. dated September 1, 2004[18]

(h)(6)	Amended and Restated Schedule A to Sub-Administration Agreement dated [3][2]

(h)(7)	Shareholder Services Agreement dated September 1, 1999[11]

(h)(8)	Amended and Restated Exhibit 1 of Shareholder Services Agreement dated [3][2]

(h)(9)	Amendment to Shareholder Services Agreement dated June 22, 2001[14]

(h)(10)	Transfer Agency, Sub-Transfer Agency and Service Agreement dated September 1, 2006[21]

(h)(11)	Amended Schedule A to Transfer Agency and Service Agreement dated [3][2]

(h)(12)	Fund Accounting Agreement with UMB Fund Services, Inc. dated September 1, 2004[18]

(h)(13)	Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc. dated [3][2]

(h)(14)	Fund Accounting Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) for Marshall International Stock Fund dated September 1, 2004[18]

(h)(15)	Amendment to Fund Accounting Agreement with State Street Bank & Trust Company dated December 1, 2008[26]

(h)(16)	Expense Limitation Agreement[31]

(i)(1)	Opinion and Consent[1]

(i)(2)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 31, 2007[22]

(i)(3)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2008[24]

3

(i)(4)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2008[26]

(i)(5)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 29, 2009[28]

(i)(6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 30, 2010[30]

(i)(7)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 22, 2010#

(j)	Consent of Independent Registered Public Accounting Firm#

(k)	Omitted Financial Statements—None

(l)	Initial Capital Understanding[6]

(m)(1)	Amended and Restated Rule 12b-1 Plan dated September 2, 2008[25]

(m)(2)	Form of Sales and Services Agreement[25]

(m)(3)	Form of Sales and Services Agreement, As Amended[30]

(n)	Multiple Class Plan, As Amended through August 4, 2010[30]

(o)	Reserved

(p)(1)	Marshall Funds and M&I Investment Management Corp. Code of Ethics dated August 1, 2008[26]

(p)(2)	Trilogy Global Advisors, LLC Code of Ethics and Insider Trading Policy Statement dated December 2007[26]

(p)(3)	Acadian Asset Management Code of Ethics dated January 2008[26]

(p)(4)	Taplin, Canida & Habacht, LLC Code of Ethics[26]

(p)(5)	M&I Distributors, LLC Code of Ethics dated January 1, 2008[25]

#	Filed herewith.
[1]	Exhibit to PEA No. 5 filed April 23, 1993.*
[2]	Exhibit to PEA No. 7 filed October 29, 1993.*
[3]	Exhibit to PEA No. 8 filed December 28, 1993.*
[4]	Exhibit to PEA No. 10 filed July 1, 1994.*
[5]	Exhibit to PEA No. 11 filed October 21, 1994.*
[6]	Exhibit to PEA No. 14 filed December 26, 1995.*
[7]	Exhibit to PEA No. 15 filed June 17, 1996.*
[8]	Exhibit to PEA No. 17 filed August 30, 1996.*
[9]	Exhibit to PEA No. 22 filed October 21, 1998.*
[10]	Exhibit to PEA No. 27 filed August 27, 1999.*
[11]	Exhibit to PEA No. 29 filed October 29, 1999.*
[12]	Exhibit to PEA No. 31 filed March 1, 2000.*
[13]	Exhibit to PEA No. 33 filed October 30, 2000.*
[14]	Exhibit to PEA No. 34 filed October 29, 2001.*
[15]	Exhibit to PEA No. 37 filed October 30, 2003.*
[16]	Exhibit to PEA No. 39 filed July 9, 2004.*
[17]	Exhibit to PEA No. 41 filed October 27, 2004.*
[18]	Exhibit to PEA No. 42 filed December 30, 2004.*
[19]	Appendix to Definitive Proxy Statement filed July 13, 2005.
[20]	Exhibit to PEA No. 46 filed October 31, 2005.*
[21]	Exhibit to PEA No. 47 filed October 31, 2006.*
[22]	Exhibit to PEA No. 49 filed June 1, 2007.*
[23]	Exhibit to PEA No. 51 filed November 30, 2007.*
[24]	Exhibit to PEA No. 52 filed January 29, 2008.*

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[25]	Exhibit to PEA No. 53 filed September 16, 2008.*
[26]	Exhibit to PEA No. 55 filed December 15, 2008.*
[27]	Exhibit to PEA No. 56 filed July 16, 2009.*
[28]	Exhibit to PEA No. 58 filed September 30, 2009.*
[29]	Exhibit to PEA No. 62 filed December 28, 2009.*
[30]	Exhibit to PEA No. 64 filed August 30, 2010.*
[31]	Exhibit to PEA No. 66 filed December 15, 2010.*
[32]	To be filed by amendment.
*	Incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The information in the Statement of Additional Information captions “Account and Share Information – Control Persons and Principal Shareholders” and “Directors and Officers – Adviser to the Fund” is incorporated by reference.

Item 30. Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws and Section 4 of the Distribution Agreement between the Registrant and M&I Distributors, LLC.

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by Wisconsin Business Corporation Law and applicable federal and state securities laws. Notwithstanding the foregoing, the By-Laws state that this indemnification will not protect any officer or director against liability to the Registrant or any shareholder by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred under the securities laws or otherwise, arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 31. Business and Other Connections of the Investment Adviser.

M&I Investment Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser is a registered investment adviser and wholly-owned subsidiary of Marshall & Ilsley Corporation, a registered bank holding company headquartered in Milwaukee, Wisconsin. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 32. Principal Underwriters.

(a) None.

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(b) To the best of Registrant’s knowledge, the executive officers of M&I Distributors, LLC are as follows:

Name and Principal Business Address*	Positions and Offices with M&I Distributors, LLC	Positions and Offices with Registrant

William J. Crain, Jr.	Director, Senior Vice President and Chief Financial Officer	None

William K. Curtis	Director, Senior Vice President and Chief Operating Officer	None

Stephen R. Oliver	Director and Vice President	Anti-Money Laundering Compliance Officer and Chief Compliance Officer

James F. Duca II	Director, President, CEO and Managing Member	None

*	The address of each of the foregoing is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

(c) Not applicable.

Item 33. Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services Inc. 2000 Crown Colony Drive Quincy, MA 02171

Registrant’s Administrator and Sub-Transfer Agent	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Sub-Administrator and Portfolio Accounting Services Agent	UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

Registrant’s Investment Adviser	M&I Investment Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Custodian	Marshall & Ilsley Trust Company N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Distributor	M&I Distributors, LLC 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Item 34. Management Services.

None.

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Item 35. Undertakings.

Not applicable.

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EXHIBIT INDEX

(d)(20)	Form of Amendment to Investment Advisory Contract dated December , 2010

(i)(7)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 22, 2010

(j)	Consent of Independent Registered Public Accounting Firm

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 23rd day of December, 2010.

MARSHALL FUNDS, INC. (Registrant)

By:	/s/ John M. Blaser
John M. Blaser
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of the Registrant has been signed below on December 23, 2010 by the following persons in the capacities indicated.

Signature	Title

/s/ John M. Blaser	President (principal executive officer) and
John M. Blaser	Director

/s/ Timothy M. Bonin	Treasurer (principal financial officer)
Timothy M. Bonin

*	Director
Kenneth C. Krei

*	Director
Larry D. Armel

*	Director
Ridge A. Braunschweig

*	Director
Benjamin M. Cutler

*	Director
John A. Lubs

*	Director
James Mitchell

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Signature	Title

*	Director
Barbara J. Pope

*By:	/s/ John M. Blaser
John M. Blaser

Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A.

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